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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Veritec, Inc. (the "Company") on Form 10-KSB for the period ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Van Thuy Tran, Chief Executive Officer and I, Gerald Fors, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          - The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

          - The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of June 30, 2006 (the last date of the period covered by this Report).


                                        /s/ Van Thuy Tran
                                        ----------------------------------------
                                        Van Thuy Tran, Chief Executive Officer
                                        Date: November 14, 2006


                                        /s/ Gerald Fors
                                        ----------------------------------------
                                        Gerald Fors, Chief Financial Officer
                                        Date: November 14, 2006


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